Select Ten United Kingdom Portfolio	Series 01A [ 2/23/2001 - Current Offering ] | cusip: 294712203
Fund Overview
As of March 5, 2001
Closing NAV: 0.99773	Previous Close: 1.00238	Change: -0.00465	% Change: -0.46390%

The Objective:
The United Kingdom Portfolio seeks total return through a combination of current dividend income and capital appreciation.

The Strategy:
The Portfolio looks for potential values in the United Kingdom equity market by investing in established companies whose prices may be depressed. It holds for about one year, approximately equal values of the ten Financial Times Industrial Ordinary Share Index (FT Index) stocks with the highest dividend yield shortly before the Portfolio's offering.

Each year we intend to reapply the screening process to select a new Portfolio. You can roll your proceeds into the new Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with this Strategy for at least three to five years for potentially more consistent results. Investors should consider their ability to pursue investing in successive portfolios.

Offered By: This portfolio is offered by Merrill Lynch (UKT01A), Salomon Smith Barney (UKT01A), Morgan Stanley Dean Witter (FTSE01A); Special Dealer - PaineWebber (UKT01A).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.

The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Monday, March 05, 2001
Security	Symbol	Price	% of Portfolio
INVENSYS PLC	ISYS LN	2.41	10.61
Scottish Power PLC	SPW GS	7.16	10.57
Imperial Chemical Industries Plc	ICI GS	7.84	10.53
Peninsular and Oriental Steam Navigation Company	PO GS	4.50	10.15
Lloyds TSB Group Plc	LLOYGS	9.59	10.14
Boots Company Plc	BOOTGS	8.97	10.05
Royal & Sun Alliance Insurance Group PLC	RSA GS	7.50	9.96
Tate & Lyle Plc	TATEGS	3.60	9.46
Marks & Spencer Plc	MKS GS	3.33	9.33
British Airways	BAY GS	5.28	8.83

Selection Methodology:

Only stocks from the Financial Times Industrial Ordinary Share Index (FT Index) are selected for the Portfolio. A screening process is used to select the ten highest dividend-yielding stocks from the FT Index, which may indicate that their prices are depressed. The financial strength of these companies makes it possible that they can rebound from these depressed prices.

Past Performance of Prior Series
Performance From Inception Through December 31, 2000 Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Annualized Return	Offer to End Date	Annualized Return
Series B	6/21/93	54.28%	5.92%	6/7/99 - 7/7/00	-16.55%
Series C	9/28/93	58.41%	6.54%	10/5/99 - 11/3/00	-18.91%
Series A	1/5/94	51.01%	6.07%	2/4/99 - 3/10/00	-6.20%
Series 3	7/22/96	40.11%	7.88%	8/9/99 - 9/8/00	-31.22%
Series 5	11/1/96	37.01%	7.85%	11/16/98 - 12/17/99	14.84%
Series 1	2/25/97	47.20%	10.57%	3/8/99 - 4/7/00	-1.33%

Past performance is no guarantee of futures results. Principal value, unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Returns represent changes in unit price plus dividends reinvested, divided by the initial offer price, and reflect deduction of maximum applicable sales charges and expenses. "Performance From Inception" returns differ from "Most Recently Completed Portfolio" returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.279% of net assets)	$2.76

Estimated Organization Costs	$2.24

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want current dividend income and capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk may be reduced by investing in United Kingdom equity securities of different issuers in a variety of industries.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio should not be considered a complete investment program and may be considered speculative.

This Portfolio may not be appropriate for investors seeking either capital preservation or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with international equity investing.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained, that stock or unit prices or currency exchange rates will not decline or that this Portfolio will outperform the Index.

The value of your investment will change with the prices of the underlying stocks and currency exchange rates. The prices of United Kingdom stocks fluctuate widely.

These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period.

Because distributions are based in part on the size of your investment, these payments may increase proportionately. However, distributions are not guaranteed and the value of your investment may increase or decrease.

Tax Reporting

U.S. investors will include in income their share of dividends, grossed up for certain taxes paid by U.K. issuers; however they may not be able to obtain refunds for such taxes.

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

The Chase Manhattan Bank
Unit Investment Trust Department
4 New York Plaza - 6th Floor
New York, New York 10004
1-800-323-1508

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | PaineWebber (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

The publisher of the Financial Times Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks, nor approved any information included in this, the brochure or the prospectus.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

Use of this site signifies your acceptance of our
Terms and Conditions and Privacy Policy
The information on this Internet site is directed at, and is intended for distribution to, and use by, persons in the United States only.